UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2018

Date of reporting period:	March 1, 2017 — August 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 17

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including changing perceptions about the risk of default and expectations about monetary policy or interest rates) of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

October 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

About the fund

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Performance history as of 8/31/17

Annualized total return (%) comparison

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 8/31/17 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† Returns for the six-month period are not annualized, but cumulative.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bank loans during the six-month reporting period ended August 31, 2017?

Bank loans posted a modest positive return for the six-month period, with virtually all the gain coming from coupon income.

After posting a minimal gain in March, the loan market rebounded in April, but performance remained muted amid declining U.S. Treasury yields, volatile oil prices, and growing uncertainty regarding the timing of the Trump administration’s policy agenda. Loans rose moderately in May, as interest rates declined and refinancing activity intensified.

Loan performance was essentially flat in June due to resurfacing volatility in interest rates and bond prices. The somewhat choppier price environment in June resulted in a slightly reduced pace of refinancing.

In July, loans registered their best performance for the year-to-date period, bolstered by favorable corporate earnings results, improving flows into retail funds, and a steady increase in bond prices. Issuance of new loans fell to a

Floating Rate Income Fund 5

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

12-month low as refinancing activity continued to recede.

The asset class finished the period with flat performance in August amid a rise in stock market volatility and a steady decline in 10-year U.S. Treasury yields.

As expected, the Federal Reserve increased its target for short-term interest rates twice during the period; once in March and again in June, raising the federal funds rate to a range of 1.00% to 1.25%. Officials also indicated that one more increase is possible later this year, depending on how the economy performs. The central bank also revealed plans for beginning to reduce its $4.5 trillion portfolio of U.S. Treasuries and agency mortgage-backed securities. The Fed’s stated goal is to reduce its holdings in a gradual and predictable manner to avoid creating market strains.

Gains were modest but broad-based across industries, led by automotive (+3%), health care (+2%), and technology (+2%). Energy was the weakest-performing sector (–4%), followed by retail (–1%), and transportation (–1%). From a credit-quality perspective, lower-quality loans delivered the best returns, reflecting continued strong demand for the highest-yielding securities during the period.

Net inflows into loan funds totaled $17.5 billion for the year-to-date period through August 31, 2017, compared with outflows of –$5.6 billion for the first eight months of 2016. Meanwhile, year-to-date loan new-issue volume totaled $680 billion, already ranking as the highest annual total on record, surpassing 2013’s previous record high of $670 billion. In terms of use of loan proceeds, 74% of total year-to-date volume has been for repricing/refinancing, with 21% used to finance mergers and acquisitions.

For investors who may be new to the fund, can you explain how bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Normally, bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are subordinate to bank loans. Historically, when bankruptcy occurs, bank-loan investors have been repaid substantially more of their principal than holders of high-yield bonds or other debt instruments. The measurement of such repayments is called the “recovery rate.”

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to interest-rate risk versus longer-term investment-grade or high-yield bonds that carry fixed coupons.

LIBOR rose from the summer of 2016 through period-end, mostly due to factors related to money-market reform. In early January 2017, three-month LIBOR reached 1%, the first time it achieved that milestone level since 2009, and was at 1.3% at period-end.

The fund modestly lagged the benchmark but slightly outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, we take a fairly conservative approach to credit risk. Consequently, looking back over the fund’s history, during periods when lower-quality loans have led the market — as was the case this period — the fund has generated solid absolute returns but has tended to lag the benchmark and the peer group average.

From a sector perspective, security selection in energy, along with favorable overall positioning in gaming, lodging & leisure, and chemicals,

Floating Rate Income Fund 7

aided the fund’s relative performance. On the downside, underweight exposure to technology and health care, coupled with adverse results in consumer products, dampened performance versus the benchmark.

In terms of individual holdings, not owning two underperforming index components — energy exploration and production [E&P] company Fieldwood Energy and Ocean Rig, a provider of drill-ships to energy E&P firms — proved advantageous. Overweight exposure to telecommunications provider Avaya also contributed, as investors concluded that the firm’s post-bankruptcy financial structure could be favorable for holders of Avaya’s loans and bonds.

On the downside, loans issued by concrete pipe manufacturer Forterra [listed as Forterra Finance] and cosmetics company Revlon underperformed as both firms posted disappointing first- and second-quarter earnings.

What is your outlook for the bank-loan market over the coming months?

We evaluate the bank loan market through three lenses: fundamentals, valuation, and technicals — the latter meaning the balance of supply and demand. As of period-end, we have a positive fundamental outlook and generally have a neutral view on valuation and technicals.

Economic expansion in the United States, as well as abroad, and solid U.S. corporate earnings, have helped risk-based assets across the board, including bank loans. Companies in the S&P 500 Index recently posted two consecutive quarters of double-digit-percentage earnings growth from the year-earlier period for the first time since 2011, according to data provider FactSet.

Default trends are another factor in our favorable fundamental outlook. The loan default rate has modestly declined in 2017, ending the period at 1.35%, while recovery rates have increased. There were no defaults in the U.S. loan market in August — the first time that has occurred since January 2014.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Turning to valuation, as of August 31, the average discounted spread over LIBOR in the S&P/LSTA Leveraged Loan Index was 4.34 percentage points, below where it began the year and also lower than the long-term average. Roughly 70% of the loans in the index were trading at or near par [face value]. In our view, these data portray a loan market where valuations are not overly attractive but also are not exceptionally rich.

We think it is possible that refinancing activity in the loan market may continue to slow over the balance of 2017. However, with a relatively high percentage of outstanding loans trading at par, there appears to be limited near-term capital appreciation potential. As a result, we think most of the fund’s near-term return is likely to come from coupon income.

How have you positioned the fund in light of this outlook?

At the sector/industry level, we favored housing, gaming, lodging & leisure, paper & packaging, chemicals, and financials. By contrast, the fund was underweight in energy, given the uncertain outlook for oil prices due to global oversupply. We had a relatively negative view toward retail, due to what we believe were weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to maintain underweight exposure there. The fund also had lighter-than-benchmark exposure to technology, services, and transportation.

We will continue our efforts to prudently deploy capital by focusing on our research team’s best ideas. This includes companies that we believe have strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.57%	41.39%	3.52%	18.77%	3.50%	7.82%	2.54%	3.99%	1.24%
After sales charge	3.49	39.98	3.42	17.58	3.29	6.74	2.20	2.95	0.22
Class B (9/7/04)
Before CDSC	3.26	37.61	3.24	17.58	3.29	7.17	2.34	3.78	1.13
After CDSC	3.26	37.61	3.24	17.58	3.29	7.17	2.34	2.78	0.14
Class C (9/7/04)
Before CDSC	2.79	31.30	2.76	14.52	2.75	5.53	1.81	3.21	0.86
After CDSC	2.79	31.30	2.76	14.52	2.75	5.53	1.81	2.21	–0.14
Class M (9/7/04)
Before sales charge	3.47	40.45	3.45	18.47	3.45	7.66	2.49	3.94	1.21
After sales charge	3.41	39.39	3.38	17.58	3.29	6.85	2.23	3.16	0.45
Class R (9/7/04)
Net asset value	3.31	38.04	3.28	17.42	3.26	7.13	2.32	3.73	1.11
Class Y (10/4/05)
Net asset value	3.81	45.14	3.80	20.40	3.78	8.64	2.80	4.25	1.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P/LSTA Leveraged
Loan Index (LLI)*	4.82%	61.09%	4.88%	23.08%	4.24%	10.98%	3.53%	5.80%	1.49%
Lipper Loan
Participation Funds	3.62	41.85	3.53	19.29	3.58	8.52	2.76	4.99	1.11
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* These returns are from 8/31/04 to 8/31/17 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/17, there were 235, 231, 207, 159, 65, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6
Income	$0.155755		$0.147039	$0.123350	$0.153538		$0.144897	$0.166671
Capital gains	—		—	—	—		—	—
Total	$0.155755		$0.147039	$0.123350	$0.153538		$0.144897	$0.166671
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
2/28/17	$8.63	$8.72	$8.63	$8.63	$8.63	$8.70	$8.63	$8.64
8/31/17	8.58	8.67	8.58	8.58	8.58	8.64	8.58	8.59
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[1]	3.79%	3.75%	3.59%	3.04%	3.73%	3.71%	3.54%	4.03%
Current 30-day
SEC yield[2]	N/A	3.43	3.26	2.72	N/A	3.39	3.21	3.72

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.58%	39.48%	3.38%	18.11%	3.39%	9.17%	2.97%	3.90%	1.62%
After sales charge	3.50	38.08	3.28	16.93	3.18	8.08	2.62	2.86	0.61
Class B (9/7/04)
Before CDSC	3.27	35.66	3.10	16.94	3.18	8.51	2.76	3.69	1.52
After CDSC	3.27	35.66	3.10	16.94	3.18	8.51	2.76	2.69	0.52
Class C (9/7/04)
Before CDSC	2.81	29.39	2.61	13.76	2.61	6.73	2.20	3.12	1.24
After CDSC	2.81	29.39	2.61	13.76	2.61	6.73	2.20	2.12	0.24
Class M (9/7/04)
Before sales charge	3.48	38.41	3.30	17.82	3.33	9.00	2.91	3.84	1.60
After sales charge	3.42	37.37	3.23	16.93	3.18	8.18	2.66	3.07	0.83
Class R (9/7/04)
Net asset value	3.32	36.03	3.12	16.64	3.13	8.35	2.71	3.64	1.49
Class Y (10/4/05)
Net asset value	3.82	43.03	3.64	19.60	3.64	9.99	3.23	4.16	1.75

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/17	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%
Annualized expense ratio for the
six-month period ended 8/31/17	1.01%	1.21%	1.76%	1.06%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/17 to 8/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.12	$6.13	$8.91	$5.38	$6.39	$3.86
Ending value (after expenses)	$1,012.40	$1,011.30	$1,008.60	$1,012.10	$1,011.10	$1,013.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/17, use the following calculation method. To find the value of your investment on 3/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.14	$6.16	$8.94	$5.40	$6.41	$3.87
Ending value (after expenses)	$1,020.11	$1,019.11	$1,016.33	$1,019.86	$1,018.85	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is”

14 Floating Rate Income Fund

basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $89,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 Floating Rate Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least June 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and

Floating Rate Income Fund 17

distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual

18 Floating Rate Income Fund

fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 219, 200 and 157 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam

Floating Rate Income Fund 19

Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 21

The fund’s portfolio 8/31/17 (Unaudited)

	Principal
SENIOR LOANS (83.9%)*[c]	amount	Value
Advertising and marketing services (0.3%)
Lions Gate Entertainment Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.239%, 12/8/23	$2,654,630	$2,668,566
		2,668,566
Automotive (0.6%)
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.24%, 8/7/20	5,353,425	5,393,575
		5,393,575
Broadcasting (3.1%)
Entercom Radio, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.704%, 11/1/23	1,908,333	1,909,765
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 7.989%, 1/30/19	7,105,000	5,697,322
Sinclair Television Group, Inc. bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.25%, 3.49%, 1/3/24	5,442,251	5,444,520
Townsquare Media, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.296%, 4/1/22	2,735,135	2,738,554
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.239%, 1/27/24	1,944,702	1,950,779
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.239%, 12/27/20	277,437	277,784
Univision Communications, Inc. bank term loan FRN Ser. C5, BBA
LIBOR USD 3 Month + 2.75%, 3.989%, 3/15/24	8,134,460	8,065,545
		26,084,269
Building materials (1.9%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.50%, 3.739%, 10/31/23	1,995,000	1,996,454
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.046%, 5/3/24	4,903,282	4,895,623
Jeld-Wen, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.296%, 7/1/22	4,308,158	4,335,980
Werner Finco LP bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.258%, 7/24/24	4,500,000	4,500,000
		15,728,057
Capital goods (8.2%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 3.944%, 11/10/23	3,700,045	3,719,122
Berry Plastics Corp. bank term loan FRN Ser. M, BBA LIBOR USD
3 Month + 2.25%, 3.486%, 10/1/22	2,975,802	2,974,874
Berry Plastics Corp. bank term loan FRN Ser. N, BBA LIBOR USD
3 Month + 2.25%, 3.481%, 1/19/24	997,500	997,500
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.481%, 4/3/24	6,780,000	6,784,238
Casella Waste Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.978%, 10/17/23	4,850,625	4,859,720
CD&R Waterworks Merger Sub, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.455%, 8/1/24	3,500,000	3,514,000
Clark Equipment Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.013%, 5/12/24	2,992,500	2,999,981
Columbus McKinnon Corp./NY bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.296%, 1/20/24	2,367,346	2,382,141

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Capital goods cont.
Consolidated Container Co., LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.739%, 5/22/24	$2,000,000	$2,012,500
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.546%, 3/31/24	5,109,759	5,123,693
GFL Environmental, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.046%, 9/27/23	4,133,763	4,146,681
Manitowac Foodservice, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.239%, 3/3/23	2,787,718	2,806,884
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.239%, 2/5/23	3,193,037	3,195,732
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 9.00%, 10.25%, 2/4/25	635,000	630,238
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.50%, 5.75%, 8/4/24	2,130,000	2,141,981
Signode Industrial Group US, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 4.015%, 5/1/21	1,350,000	1,346,625
Terex Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.25%, 3.512%, 1/31/24	2,992,500	2,988,759
TI Group Automotive Systems, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 3.526%, 6/30/22	994,937	997,424
TransDigm, Inc. bank term loan FRN Ser. G, BBA LIBOR USD
3 Month + 3.00%, 4.264%, 8/16/24	8,144,291	8,147,688
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.239%, 11/30/23	5,983,513	6,024,650
Welbilt, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 3.75%, 2/28/23	1,000,000	1,002,500
		68,796,931
Chemicals (4.7%)
Allnex USA, Inc. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 3.25%, 4.567%, 9/13/23	1,132,093	1,133,508
Allnex USA, Inc. bank term loan FRN Ser. B3, BBA LIBOR USD
3 Month + 3.25%, 4.567%, 9/13/23	852,907	853,974
Alpha 3 BV bank term loan FRN Ser. B1, BBA LIBOR USD 3 Month
+ 3.00%, 4.296%, 1/31/24	4,000,000	4,006,668
Chemours Co. (The) bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.74%, 5/12/22	2,434,439	2,440,526
Huntsman International, LLC bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 3.00%, 4.234%, 4/1/23	1,777,110	1,786,552
Ineos US Finance, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.007%, 3/31/24	497,500	498,899
KMG Chemicals, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.25%, 5.484%, 6/15/24	5,400,000	5,465,610
MacDermid, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD
3 Month + 3.00%, 4.00%, 6/7/23	1,664,980	1,670,925
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.75%, 9.75%, 2/14/25	1,000,000	1,015,000
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.25%, 2/14/24	2,000,000	2,018,750
Nexeo Solutions, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.75%, 5.058%, 6/9/23	990,025	995,285

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Chemicals cont.
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.067%, 7/31/22	$2,130,000	$2,127,338
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 4.567%, 7/31/21	3,442,963	3,446,730
Trinseo Materials Operating SCA bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.486%, 11/5/21	1,960,000	1,968,575
Trinseo Materials Operating SCA bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 3.710%, 8/16/24 (Luxembourg)	500,000	501,875
Univar USA, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 3.608%, 7/1/22	4,432,675	4,440,295
Venator Materials, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.312%, 8/8/24	3,000,000	3,011,250
Zep, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.229%, 8/8/24	2,000,000	2,007,500
		39,389,260
Commercial and consumer services (1.3%)
Garda World Security Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 4.00%, 5.311%, 5/3/24	3,417,288	3,442,918
Prime Security Services Borrower, LLC bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 3.989%, 5/2/22	2,985,019	2,999,410
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 4.061%, 9/2/21	4,630,010	4,621,935
		11,064,263
Communication services (7.5%)
Altice US Finance I Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.484%, 7/28/25	3,995,000	3,990,006
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.30%, 8/4/25	2,007,000	2,048,394
Asurion, LLC bank term loan FRN Ser. B4, BBA LIBOR USD 3 Month
+ 2.75%, 3.989%, 8/4/22	1,167,045	1,170,692
Asurion, LLC bank term loan FRN Ser. B5, BBA LIBOR USD 3 Month
+ 3.00%, 4.239%, 11/3/23	2,443,968	2,454,006
Cable One, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.25%, 3.57%, 5/1/24	2,500,000	2,506,250
CenturyLink, Inc. bank term loan Ser. B, 2.75%, 1/15/25	5,000,000	4,883,930
Charter Communications Operating, LLC bank term loan FRN
Class I, BBA LIBOR USD 3 Month + 2.25%, 3.489%, 1/15/24	3,950,000	3,965,362
Cogeco Communications USA II LP bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.375%, 3.674%, 8/10/24	4,000,000	3,975,000
CSC Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.478%, 6/15/25	4,291,797	4,271,681
Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.75%, 4.00%, 6/30/19	5,789,628	5,763,094
LTS Buyer, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.546%, 4/13/20	4,320,000	4,323,084
SFR Group SA bank term loan FRN Ser. B11, BBA LIBOR USD
3 Month + 2.75%, 4.061%, 6/22/25	5,985,000	5,955,075
Sprint Communications, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 3.75%, 2/2/24	7,481,250	7,489,045

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Communication services cont.
Virgin Media Bristol, LLC bank term loan FRN Class I, BBA LIBOR
USD 3 Month + 2.75%, 3.977%, 1/31/25	$4,000,000	$4,007,500
WideOpenWest Finance, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.478%, 8/19/23	5,968,750	5,963,778
		62,766,897
Construction (3.2%)
Associated Asphalt Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 5.25%, 6.489%, 4/5/24	5,000,000	4,981,250
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.981%, 10/1/22	2,947,500	2,959,166
Builders FirstSource, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.296%, 2/29/24	5,798,587	5,797,381
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.239%, 10/25/23	4,317,375	3,594,215
HD Supply, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.046%, 10/17/23	992,500	996,470
HD Supply, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.046%, 8/13/21	1,888,901	1,896,457
Quikrete Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 3.989%, 11/15/23	6,465,006	6,434,297
		26,659,236
Consumer staples (7.9%)
1011778 BC ULC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.511%, 2/17/24	4,977,097	4,967,765
Ascend Learning, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.533%, 6/28/24	1,000,000	1,001,250
BJ’s Wholesale Club, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 4.968%, 2/3/24	3,990,000	3,845,363
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24	8,000,000	8,019,000
CEC Entertainment, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.239%, 2/14/21	4,616,910	4,588,775
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2, BBA LIBOR
USD 3 Month + 3.50%, 4.702%, 9/15/20	6,121,367	6,111,163
Del Monte Foods, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.69%, 8/18/21	1,000,000	575,000
Del Monte Foods, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.57%, 2/18/21	2,972,200	2,422,343
Diamond (BC) BV bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.316%, 7/24/24	4,000,000	3,977,500
JBS USA, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.50%, 3.804%, 10/30/22	3,990,000	3,953,843
Landry’s, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 3.985%, 10/4/23	3,694,471	3,679,298
Libbey Glass, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.229%, 4/9/21	3,927,418	3,551,042
Prestige Brands, Inc. bank term loan FRN Ser. B4, BBA LIBOR USD
3 Month + 2.75%, 3.75%, 1/26/24	912,404	913,830
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.739%, 9/7/23	7,017,000	6,304,024

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Consumer staples cont.
Rite Aid Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 4.75%, 5.99%, 8/21/20	$1,900,000	$1,906,175
Rite Aid Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.875%, 5.115%, 6/21/21	2,000,000	2,007,084
WKI Holding Co., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.311%, 5/2/24	4,000,000	4,020,000
Yum! Brands, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.228%, 6/16/23	4,962,563	4,982,204
		66,825,659
Energy (2.7%)
American Energy-Marcellus, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.481%, 8/4/20 (In default) †	1,747,442	1,156,806
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 10.375%, 11.603%, 12/31/21	1,000,000	1,052,500
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.814%, 8/23/21	6,383,000	6,797,895
Eagleclaw Midstream Ventures, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 4.25%, 5.507%, 6/8/24	4,000,000	4,025,000
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 5.989%, 4/16/21	1,285,000	1,155,430
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.734%, 12/31/23	6,104,700	6,046,705
Murray Energy Corp. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 7.25%, 8.546%, 4/17/20	2,481,819	2,272,636
		22,506,972
Entertainment (0.3%)
Delta 2 Lux Sarl bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.489%, 2/1/24	1,500,000	1,503,239
DHX Media, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.75%, 4.989%, 12/22/23 (Canada)	665,000	667,494
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 7.50%, 8.736%, 8/18/24	720,000	732,600
		2,903,333
Financials (4.9%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.564%, 8/14/22	4,909,993	4,910,239
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.24%, 3/24/25	3,405,581	3,439,637
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.24%, 3/24/24	2,240,676	2,250,012
ESH Hospitality, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.739%, 8/30/23	4,109,002	4,120,988
Freedom Mortgage Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 5.50%, 6.956%, 2/23/22	4,471,875	4,530,568
HUB International, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.312%, 10/2/20	4,051,266	4,066,705
iStar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.75%, 4.981%, 7/1/20	2,821,400	2,839,034
LPL Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.825%, 3/10/24	4,987,500	5,003,086

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Financials cont.
RE/MAX, LLC bank term loan FRN Class B, BBA LIBOR USD 3 Month
+ 2.75%, 4.046%, 12/15/23	$1,985,000	$1,989,963
USI, Inc./NY bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.314%, 5/16/24	4,000,000	3,974,168
USI, Inc./NY bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.00%, 5/16/24	1,335,000	1,327,768
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.49%, 8/18/23	2,575,538	2,583,184
		41,035,352
Forest products and packaging (1.6%)
Caraustar Industries, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 5.50%, 6.796%, 3/9/22	4,985,000	4,962,568
Coveris Holdings SA bank term loan FRN BBA LIBOR USD 3 Month
+ 4.25%, 5.546%, 6/26/22	4,231,854	4,230,533
Industrial Container Services bank term loan FRN BBA LIBOR USD
3 Month + 4.00%, 5.32%, 4/28/24	3,388,235	3,409,412
Industrial Container Services bank term loan FRN Ser. DD, BBA
LIBOR USD 3 Month + 1.20%, 1.596%, 4/28/24 U	611,765	615,588
		13,218,101
Gaming and lottery (5.7%)
Amaya Holdings BV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.796%, 8/1/21	2,917,950	2,925,650
American Casino & Entertainment Properties, LLC bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 3.25%, 4.489%, 7/7/22	2,950,847	2,954,536
Boyd Gaming Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.697%, 9/15/23	2,949,413	2,952,690
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †	3,380,313	4,064,116
CBAC Borrower, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 4.00%, 5.239%, 7/7/24	2,000,000	2,005,626
CCM Merger, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 3.989%, 8/9/21	2,268,652	2,276,025
Eldorado Resorts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.563%, 4/17/24	3,007,463	2,998,690
Gateway Casinos & Entertainment, Ltd. bank term loan FRN
Ser. B1, BBA LIBOR USD 3 Month + 3.75%, 5.046%, 2/22/23	4,000,000	4,016,668
Golden Nugget, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.74%, 11/21/19	2,104,972	2,118,128
Golden Nugget, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.74%, 11/21/19	902,131	907,769
Greektown Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.239%, 4/25/24	5,000,000	4,992,190
Penn National Gaming, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.25%, 1/19/24	3,990,000	4,000,689
Scientific Games International, Inc. bank term loan FRN Ser. B4,
BBA LIBOR USD 3 Month + 3.25%, 4.512%, 8/14/24	6,640,831	6,685,896
Yonkers Racing Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.49%, 5/31/24	5,130,000	5,123,588
		48,022,261

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Health care (8.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.231%, 4/28/22	$500,000	$491,979
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.489%, 4/28/22	4,819,491	4,682,941
Akorn, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.25%, 5.50%, 4/16/21	4,776,675	4,821,456
ASP AMC Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.50%, 4.796%, 4/21/24	3,898,287	3,797,583
CHS/Community Health Systems, Inc. bank term loan FRN Ser. G,
BBA LIBOR USD 3 Month + 2.75%, 4.067%, 12/31/19	1,883,099	1,878,804
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
BBA LIBOR USD 3 Month + 3.00%, 4.317%, 1/27/21	5,502,215	5,480,008
Concordia International Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.25%, 5.484%, 10/21/21	3,914,900	2,782,026
Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 4.25%, 5.50%, 4/27/24	5,600,000	5,615,999
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.444%, 1/31/25	3,990,000	3,992,721
Iasis Healthcare, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.296%, 2/17/21	2,328,990	2,340,635
Kinetic Concepts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.285%, 2/3/24	4,770,000	4,716,338
MPH Acquisition Holdings, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.296%, 6/7/23	5,382,594	5,397,972
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.046%, 6/30/21	7,732,147	7,729,247
Pharmaceutical Product Development, LLC bank term loan FRN
BBA LIBOR USD 3 Month + 2.75%, 4.019%, 8/18/22	6,220,705	6,237,034
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.239%, 5/15/22	4,912,688	4,903,476
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, BBA LIBOR USD 3 Month + 4.75%, 5.99%, 4/1/22	4,726,444	4,802,918
West Street Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.235%, 8/11/24	4,000,000	4,004,000
		73,675,137
Leisure (0.9%)
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.588%, 8/16/24	3,000,000	2,977,500
Steinway Musical Instruments, Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.75%, 5.061%, 9/19/19	4,810,990	4,642,605
		7,620,105
Lodging/Tourism (2.6%)
Caesars Growth Properties Holdings, LLC bank term loan FRN
Ser. L, BBA LIBOR USD 3 Month + 3.00%, 4.239%, 5/8/21	5,197,490	5,209,184
CityCenter Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.734%, 4/18/24	5,098,068	5,104,440
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 6.00%, 7.239%, 9/2/23	4,756,562	4,768,454

28 Floating Rate Income Fund

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Lodging/Tourism cont.
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.00%, 3.256%, 10/25/23	$3,422,973	$3,433,865
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.25%, 3.489%, 5/1/23	2,962,500	2,968,055
		21,483,998
Media (1.1%)
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.796%, 10/18/19	3,230,761	2,790,570
Nielsen Finance, LLC bank term loan FRN Ser. B4, BBA LIBOR USD
3 Month + 2.00%, 3.229%, 10/4/23	2,977,538	2,977,198
Viacom, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.50%, 4.736%, 10/17/23	3,506,070	3,526,521
		9,294,289
Metals (1.4%)
Big River Steel, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.236%, 8/15/23	1,000,000	1,005,000
Oxbow Carbon & Minerals, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 7.00%, 8.239%, 1/19/20	1,000,000	1,001,250
TMS International Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.309%, 8/9/24	5,000,000	5,012,500
Zekelman Industries, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.039%, 6/14/21	4,948,621	4,948,621
		11,967,371
Retail (3.3%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.243%, 7/2/22	5,624,501	3,740,293
Bass Pro Group, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.296%, 11/14/23	4,000,000	3,805,000
J Crew Group, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.244%, 3/5/21	1,688,093	966,433
JC Penney Corp., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.25%, 5.568%, 6/23/23	2,925,000	2,881,125
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.391%, 10/21/23	4,962,500	4,867,384
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20	7,185,838	5,285,184
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22	2,992,347	2,630,273
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 9.739%, 3/19/21	1,823,820	1,582,164
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 5.739%, 3/19/20	2,422,443	2,269,022
		28,026,878
Technology (8.5%)
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.567%, 6/13/25	2,000,000	2,036,428
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.817%, 6/16/24	2,000,000	2,001,850
Avaya, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD 3 Month
+ 5.50%, 6.814%, 3/31/18 (In default) †	2,114,363	1,772,100

Floating Rate Income Fund 29

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Technology cont.
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.564%, 5/29/20 (In default) †	$2,439,547	$2,050,744
BMC Software, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.239%, 9/10/22	4,059,360	4,077,075
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 7.989%, 3/30/25	1,608,000	1,651,718
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.24%, 3/30/24	4,854,457	4,843,840
CommScope, Inc. bank term loan FRN Ser. B5, BBA LIBOR USD
3 Month + 2.00%, 3.296%, 12/29/22	3,508,000	3,511,291
Dell International, LLC bank term loan FRN Ser. C, BBA LIBOR USD
3 Month + 2.50%, 3.74%, 9/7/23	5,957,563	5,976,394
Diebold Nixdorf, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.00%, 11/6/23	947,625	946,440
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.50%, 3.736%, 4/26/24	4,213,830	4,215,410
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.486%, 7/10/22	916,192	915,161
Infor US, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.046%, 2/1/22	5,077,104	5,060,787
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 9.561%, 11/1/24	1,498,000	1,542,940
Kronos, Inc./MA bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.811%, 11/1/23	4,533,248	4,566,940
Micron Technology, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.80%, 4/26/22	1,989,962	2,001,604
ON Semiconductor Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.489%, 3/31/23	2,183,182	2,187,896
Rackspace Hosting, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.311%, 11/3/23	6,134,625	6,135,901
Solera, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.507%, 3/3/23	5,961,011	5,977,219
Synchronoss Technologies, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 3.772%, 1/19/24	3,064,850	3,041,864
Syniverse Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.296%, 4/23/19	2,365,699	2,268,114
Tempo Acquisition, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.232%, 5/1/24	4,360,000	4,366,357
		71,148,073
Tire and rubber (0.3%)
American Tire Distributors, Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.489%, 9/1/21	2,844,668	2,855,927
		2,855,927
Utilities and power (3.2%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.49%, 5/3/20	2,304,000	2,300,401
Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
BBA LIBOR USD 3 Month + 2.50%, 3.74%, 1/31/22	2,726,591	2,716,366
Dynegy Finance IV, Inc. bank term loan FRN Ser. C, BBA LIBOR USD
3 Month + 3.25%, 4.489%, 2/7/24	4,084,074	4,086,242

30 Floating Rate Income Fund

	Principal
SENIOR LOANS (83.9%)*[c] cont.	amount	Value
Utilities and power cont.
Energy Transfer Equity LP bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.981%, 2/2/24	$6,335,000	$6,348,576
NRG Energy, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.028%, 6/30/23	5,197,500	5,192,630
Vistra Operations Co., LLC bank term loan FRN Class B2, BBA LIBOR
USD 3 Month + 2.75%, 3.979%, 12/14/23	2,487,500	2,492,475
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.50%, 8/4/23	3,394,798	3,395,504
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.75%, 3.982%, 8/4/23	778,143	778,305
		27,310,499
Total senior loans (cost $715,007,042)		$706,445,009

	Principal
CORPORATE BONDS AND NOTES (12.3%)*	amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	$1,000,000	$1,082,500
ArcelorMittal SA sr. unsec. unsub. notes 6.00%, 3/1/21 (France)	2,000,000	2,185,000
Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,600,000	1,684,000
Cemex SAB de CV 144A company guaranty sr. sub. FRN BBA LIBOR
USD 3 Month + 4.75%, 6.054%, 10/15/18 (Mexico)	600,000	620,280
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,000,000	1,125,000
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	1,000,000	1,048,750
		7,745,530
Capital goods (1.1%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	753,743
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,000,000	1,133,750
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	680,000	749,700
GFL Environmental, Inc. 144A sr. unsec. notes 9.875%,
2/1/21 (Canada)	1,500,000	1,612,500
Great Lakes Dredge & Dock Corp. 144A company guaranty sr.
unsec. notes 8.00%, 5/15/22	1,665,000	1,689,975
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.804%, 7/15/21	3,240,000	3,300,750
		9,240,418
Communication services (0.5%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	1,840,000	2,035,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/20	2,000,000	2,105,000
		4,140,500
Conglomerates (0.2%)
General Electric Capital Co. sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.38%, 1.692%, 5/5/26	2,000,000	1,949,768
		1,949,768

Floating Rate Income Fund 31

	Principal
CORPORATE BONDS AND NOTES (12.3%)* cont.	amount	Value
Consumer cyclicals (2.4%)
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	$740,000	$760,350
CalAtlantic Group, Inc. company guaranty sr. unsec. notes
8.375%, 5/15/18	1,000,000	1,041,250
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	995,000
Ford Motor Credit Co., LLC sr. unsec. unsub. FRB BBA LIBOR USD
3 Month + 0.93%, 2.243%, 11/4/19	2,150,000	2,164,378
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 11/1/18	2,000,000	2,030,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,646,800
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	1,650,000	1,686,795
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	1,350,000	1,360,125
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	2,039,800
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	2,611,000	2,637,110
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	2,880,000	3,074,400
Standard Industries, Inc. 144A sr. unsec. notes 5.125%, 2/15/21	160,000	165,600
		20,601,608
Consumer staples (0.6%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	3,000,000	3,007,307
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.129%, 8/10/22	2,000,000	2,000,896
		5,008,203
Energy (1.2%)
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. notes 9.75%, 3/15/19	1,500,000	1,648,125
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 7.00%, 8/15/21	1,500,000	1,548,750
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.746%, 6/15/20	1,000,000	1,015,000
Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	1,250,000	1,215,625
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	1,000,000	1,020,000
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	700,000	730,625
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,600,000	1,546,000
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,153,000	1,245,240
		9,969,365
Financials (3.4%)
Ally Financial, Inc. company guaranty sr. unsec. notes
4.75%, 9/10/18	2,000,000	2,044,380
Barclays PLC sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 2.11%, 3.419%, 8/10/21 (United Kingdom)	2,000,000	2,093,280

32 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (12.3%)* cont.	amount	Value
Financials cont.
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	$502,000	$525,218
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month + 1.43%,
2.746%, 9/1/23	3,000,000	3,062,201
CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,030,000
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
BBA LIBOR USD 3 Month + 1.75%, 3.064%, 10/28/27	3,000,000	3,102,311
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,236,000
iStar, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 7/1/18 R	2,000,000	2,011,900
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	3,000,000	3,101,400
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.06%, 2.296%, 9/13/21 (Japan)	3,000,000	3,039,288
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6.50%, 8/1/18	1,790,000	1,792,238
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	2,000,000	2,087,500
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,500,000	1,383,750
Wells Fargo & Co. sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 1.34%, 2.656%, 3/4/21	2,000,000	2,058,940
		28,568,406
Health care (0.9%)
Allergan Funding SCS company guaranty sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 1.255%, 2.483%, 3/12/20 (Luxembourg)	2,000,000	2,038,095
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	3,000,000	3,266,250
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7.00%, 10/1/20	1,000,000	997,500
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,000,000	1,048,750
		7,350,595
Technology (0.5%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	2,000,000	1,685,000
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	1,150,000	1,173,000
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,235,000	1,278,225
		4,136,225
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.316%, 6/1/19	980,000	981,225
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.28%, 2.589%, 1/15/23	2,000,000	2,006,736
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	2,000,000	2,031,847
		5,019,808
Total corporate bonds and notes (cost $103,085,562)		$103,730,426

Floating Rate Income Fund 33

COMMON STOCKS (0.2%)*	Shares	Value
CHC Group, LLC (acquired 3/23/17, cost $125,976) (Cayman Islands)
(In default) † ∆∆	8,688	$69,504
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	119,578
Tribune Media Co. Class 1C F	591,290	147,822
Vantage Drilling International (Units) †	5,979	1,106,115
Total common stocks (cost $840,853)		$1,443,019

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $309,320) (Cayman Islands) ∆∆	$446,795	$679,128
Total convertible bonds and notes (cost $324,681)		$679,128

SHORT-TERM INVESTMENTS (5.7%)*	Shares	Value
Putnam Short Term Investment Fund 1.15% L	47,972,578	$47,972,578
Total short-term investments (cost $47,972,578)		$47,972,578

TOTAL INVESTMENTS
Total investments (cost $867,230,716)		$860,270,160

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2017 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $841,832,296.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $748,632, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

34 Floating Rate Income Fund

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$147,822
Energy	1,106,115	—	—
Transportation	—	69,504	—
Utilities and power	—	119,578	—
Total common stocks	1,106,115	189,082	147,822

Convertible bonds and notes	—	679,128	—
Corporate bonds and notes	—	103,730,426	—
Senior loans	—	706,445,009	—
Short-term investments	47,972,578	—	—
Totals by level	$49,078,693	$811,043,645	$147,822

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of assets and liabilities 8/31/17 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $819,258,138)	$812,297,582
Affiliated issuers (identified cost $47,972,578) (Notes 1 and 5)	47,972,578
Cash	1,393,637
Interest and other receivables	5,111,446
Receivable for shares of the fund sold	425,583
Receivable for investments sold	9,713,013
Prepaid assets	122,969
Total assets	877,036,808

LIABILITIES
Payable for investments purchased	31,975,439
Payable for shares of the fund repurchased	1,565,759
Payable for compensation of Manager (Note 2)	402,547
Payable for custodian fees (Note 2)	12,639
Payable for investor servicing fees (Note 2)	175,036
Payable for Trustee compensation and expenses (Note 2)	143,641
Payable for administrative services (Note 2)	3,497
Payable for distribution fees (Note 2)	242,206
Distributions payable to shareholders	537,523
Other accrued expenses	146,225
Total liabilities	35,204,512
Net assets	$841,832,296

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$920,376,674
Undistributed net investment income (Note 1)	1,370,254
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(72,954,076)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,960,556)
Total — Representing net assets applicable to capital shares outstanding	$841,832,296

(Continued on next page)

36 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($365,534,376 divided by 42,588,109 shares)	$8.58
Offering price per class A share (100/99.00 of $8.58)*	$8.67
Net asset value and offering price per class B share ($14,555,029 divided by 1,696,974 shares)**	$8.58
Net asset value and offering price per class C share ($95,612,008 divided by 11,148,640 shares)**	$8.58
Net asset value and redemption price per class M share ($4,003,183 divided by 466,598 shares)	$8.58
Offering price per class M share (100/99.25 of $8.58)*	$8.64
Net asset value, offering price and redemption price per class R share
($423,931 divided by 49,419 shares)	$8.58
Net asset value, offering price and redemption price per class Y share
($361,703,769 divided by 42,103,994 shares)	$8.59

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Statement of operations Six months ended 8/31/17 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $3,471) (including interest income of $217,899 from investments
in affiliated issuers) (Note 5)	$20,739,471
Total investment income	20,739,471

EXPENSES
Compensation of Manager (Note 2)	2,383,609
Investor servicing fees (Note 2)	563,920
Custodian fees (Note 2)	15,562
Trustee compensation and expenses (Note 2)	28,805
Distribution fees (Note 2)	980,431
Administrative services (Note 2)	10,761
Other	225,544
Total expenses	4,208,632
Expense reduction (Note 2)	(4,991)
Net expenses	4,203,641

Net investment income	16,535,830

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(162,339)
Net realized loss on forward currency contracts (Note 1)	(25,698)
Net realized loss on foreign currency transactions (Note 1)	(26,539)
Net unrealized depreciation of securities in unaffiliated issuers during the period	(5,988,967)
Net unrealized appreciation of forward currency contracts during the period	29,854
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,151
Net loss on investments	(6,171,538)

Net increase in net assets resulting from operations	$10,364,292

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 8/31/17*	Year ended 2/28/17
Operations
Net investment income	$16,535,830	$25,695,588
Net realized loss on investments
and foreign currency transactions	(214,576)	(15,937,570)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,956,962)	59,065,499
Net increase in net assets resulting from operations	10,364,292	68,823,517
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,279,013)	(11,455,441)
Class B	(266,462)	(552,902)
Class C	(1,429,767)	(2,747,218)
Class M	(72,967)	(151,807)
Class R	(8,165)	(19,430)
Class Y	(7,203,620)	(11,798,306)
Increase from capital share transactions (Note 4)	27,909,426	137,016,664
Total increase in net assets	23,013,724	179,115,077

NET ASSETS
Beginning of period	818,818,572	639,703,495
End of period (including undistributed net investment
income of $1,370,254 and $94,418, respectively)	$841,832,296	$818,818,572

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
August 31, 2017**	$8.63	.17	(.06)	.11	(.16)	—	(.16)	—	$8.58	1.24	$365,534	.51*	1.97*	32*
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.40	338,129	1.03[e]	3.54[e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	63
Class B
August 31, 2017**	$8.63	.16	(.06)	.10	(.15)	—	(.15)	—	$8.58	1.13	$14,555	.61*	1.87*	32*
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	—	8.63	10.18	16,461	1.23[e]	3.35[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	63
Class C
August 31, 2017**	$8.63	.14	(.07)	.07	(.12)	—	(.12)	—	$8.58	.86	$95,612	.89 *	1.59*	32*
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	—	8.63	9.58	100,047	1.78[e]	2.80[e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	63
Class M
August 31, 2017**	$8.63	.17	(.07)	.10	(.15)	—	(.15)	—	$8.58	1.21	$4,003	.54*	1.94*	32*
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.35	4,095	1.08[e]	3.50[e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	63
Class R
August 31, 2017**	$8.63	.16	(.07)	.09	(.14)	—	(.14)	—	$8.58	1.11	$424	.64*	1.84*	32*
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	—	8.63	10.13	466	1.28[e]	3.32[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund	Floating Rate Income Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
August 31, 2017**	$8.64	.18	(.06)	.12	(.17)	—	(.17)	—	$8.59	1.36	$361,704	.39*	2.09*	32*
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	—	8.64	10.67	359,621	.78[e]	3.78[e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	63

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

42 Floating Rate Income Fund	Floating Rate Income Fund 43

Notes to financial statements 8/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2017 through August 31, 2017.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

44 Floating Rate Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange

Floating Rate Income Fund 45

gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

46 Floating Rate Income Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2017, the fund had a capital loss carryover of $61,477,895 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$1,226,081	$18,056,364	$19,282,445	*
42,195,450	N/A	42,195,450	February 28, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $10,439,161 recognized during the period between November 1, 2016 and February 28, 2017 to its fiscal year ending February 28, 2018.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $868,023,709, resulting in gross unrealized appreciation and depreciation of $6,332,733 and $14,086,282, respectively, or net unrealized depreciation of $7,753,549.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 47

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.285% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$232,706	Class R	329
Class B	10,507	Class Y	250,514
Class C	67,117	Total	$563,920
Class M	2,747

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,991 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $630, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

48 Floating Rate Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$436,345
Class B	1.00%	0.45%	35,284
Class C	1.00%	1.00%	501,417
Class M	1.00%	0.30%	6,164
Class R	1.00%	0.50%	1,221
Total			$980,431

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,489 and $4 from the sale of class A and class M shares, respectively, and received $764 and $1,185 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $754 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$287,510,185	$255,501,910
U.S. government securities (Long-term)	—	—
Total	$287,510,185	$255,501,910

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Floating Rate Income Fund 49

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class A	Shares	Amount	Shares	Amount
Shares sold	9,581,947	$82,478,093	16,969,093	$144,805,202
Shares issued in connection with
reinvestment of distributions	654,857	5,634,702	1,199,011	10,233,988
	10,236,804	88,112,795	18,168,104	155,039,190
Shares repurchased	(6,813,986)	(58,677,805)	(12,586,961)	(107,398,235)
Net increase	3,422,818	$29,434,990	5,581,143	$47,640,955

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class B	Shares	Amount	Shares	Amount
Shares sold	65,373	$563,093	405,144	$3,458,946
Shares issued in connection with
reinvestment of distributions	28,417	244,434	58,975	502,966
	93,790	807,527	464,119	3,961,912
Shares repurchased	(304,710)	(2,622,611)	(400,397)	(3,411,735)
Net increase (decrease)	(210,920)	$(1,815,084)	63,722	$550,177

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,087,265	$9,361,691	2,964,747	$25,332,337
Shares issued in connection with
reinvestment of distributions	150,108	1,290,868	285,310	2,432,399
	1,237,373	10,652,559	3,250,057	27,764,736
Shares repurchased	(1,685,977)	(14,504,454)	(2,683,313)	(22,828,634)
Net increase (decrease)	(448,604)	$(3,851,895)	566,744	$4,936,102

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class M	Shares	Amount	Shares	Amount
Shares sold	22,360	$192,401	90,155	$768,763
Shares issued in connection with
reinvestment of distributions	7,631	65,654	16,892	143,993
	29,991	258,055	107,047	912,756
Shares repurchased	(37,879)	(326,082)	(131,689)	(1,123,737)
Net decrease	(7,888)	$(68,027)	(24,642)	$(210,981)

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class R	Shares	Amount	Shares	Amount
Shares sold	13,030	$112,284	30,515	$258,114
Shares issued in connection with
reinvestment of distributions	716	6,159	1,666	14,192
	13,746	118,443	32,181	272,306
Shares repurchased	(18,346)	(157,861)	(40,374)	(346,200)
Net decrease	(4,600)	$(39,418)	(8,193)	$(73,894)

50 Floating Rate Income Fund

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,955,790	$85,869,146	21,671,509	$185,565,218
Shares issued in connection with
reinvestment of distributions	577,087	4,970,454	815,738	6,978,242
	10,532,877	90,839,600	22,487,247	192,543,460
Shares repurchased	(10,045,069)	(86,590,740)	(12,690,902)	(108,369,155)
Net increase	487,808	$4,248,860	9,796,345	$84,174,305

At the close of the reporting period, Putnam Investments, LLC owned 1,263 class R shares of the fund (2.6% of class R shares outstanding), valued at $10,837.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/17	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Short Term
Investment Fund*	$72,118,076	$199,319,365	$223,464,863	$217,899	$47,972,578
Total Short-term
investments	$72,118,076	$199,319,365	$223,464,863	$217,899	$47,972,578

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Floating Rate Income Fund 51

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $426,353, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
Industrial Container Services	$426,353
Total	$426,353

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$2,700,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(25,698)	$(25,698)
Total	$(25,698)	$(25,698)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$29,854	$29,854
Total	$29,854	$29,854

52 Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA096 307758 10/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 27, 2017